Exhibit 10.3

        Summary of an Agreement relating to transfer of patent ownership

Transferor                 Zhang  Naiyao - the sole owner of the  utility  model
                           patent right of a type of power transformer

Transferee                 Shanghai TCH Data Science & Technology Co. Ltd

The Transfer               - the Transferor shall transfer to the Transferee his
                           patent   right   [Reference   no.  for  the   patent:
                           ZL200320123062.9
                           Effective period of the Patent: 10 years ;
                           Date of announcing patent ownership: 9 February 2005]
                           - the Transferor shall provide the Transferee with:-
                           > all documents relating to its patent application;
                           > all documents issued by China Patent Office;
                           > all certificates issued by China Patent Office

Consideration              the Transferee  shall pay the sum of RMB11,000,000 to
                           the Transferor

Date of the Agreement      29 December 2005

Payment of                 -  Payment  shall  be made by the  Transferee  or any
consideration              third party  appointed  by the  Transferee  within 10
                           days   after  the   receipt   of  "Change  of  Patent
                           Applicant" by the Transferee and the approval of such change by the State Intellectual Property Office.

Penalty for breach of      - If the Transferor refuses to provide the Transferee
the Agreement              with  information  required  under the  Agreement  to
                           comply with the procedures of the Transfer, the Transferee shall be entitled to demand for the payment of RMB50,000 as compensation;
                           - If the Transferee is in breach of the Agreement, the Transferor shall be entitled to demand for payment of RMB50,000 as compensation and to demand for the return of information provided.